HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT ELEVEN

333-72042          HV-5776 - PremierSolutions Cornerstone

333-72042          HV-6775 - PremierSolutions Cornerstone (Series II)

Supplement dated May 3, 2013 to your Prospectus

1.  FUND NAME CHANGE

GOLDMAN SACHS STRUCTURED U.S. EQUITY FUND – CLASS A

Effective May 3, 2013, the following name change is made to your Prospectus:

Old Name	New Name

Goldman Sachs Structured U.S. Equity Fund - Class A	Goldman Sachs U.S. Equity Insights Fund - Class A

As a result of the change, all references to the Old Name in your Prospectus are deleted and replaced with the New Name.

2.  FUND RECLASSIFICATION

MSIF OPPORTUNITY PORTFOLIO – CLASS H

On or about June 5, 2013, at a Joint Special Meeting of Shareholders (the “Meeting”), Shareholders will vote on a plan of reclassification (the “Reclassification”) pursuant to which the MSIF Opportunity Portfolio Fund – Class H Shares (the “Class H Shares”) will be reclassified as the MSIF Opportunity Portfolio Fund – Class P Shares (the “Class P Shares”).  If the Reclassification is approved, each Class H Shareholder will own Class P Shares having an aggregate value equal to the aggregate value of Class H Shares held by that Shareholder as of the close of business on the day of Reclassification.  If approved by Shareholders, the Reclassification is scheduled to close on or about July 15, 2013 (or at a later date if the Meeting is adjourned or postponed) (the “Closing Date”).

As a result of the Reclassification, if any of your Participant Account value is allocated to the Class H Shares, that amount will be reclassified as Class P Shares.

If the proposed Reclassification is approved, effective as of the Closing Date, all references contained in the Prospectus for your Contract related to the Class H Shares are deleted and replaced with the Class P Shares.

The Prospectus is amended to reflect the above changes.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.

May 3, 2013

Securities and Exchange Commission

100 F Street, N.E.

Washington, D.C. 20549-4644

Attention: Division of Investment Management

RE:      Hartford Life Insurance Company Separate Account Eleven

333-72042       HV-5776 - PremierSolutions Cornerstone

333-72042       HV-6775 - PremierSolutions Cornerstone (Series II)

Ladies and Gentlemen:

Pursuant to Rule 497(e) under the Securities Act of 1933, we are electronically filing via EDGAR a copy of the Supplement dated May 3, 2013 for the above referenced registration statement.

If you have any questions concerning this filing, please do not hesitate to contact me at (860) 843-3991.

Very truly yours,

/s/ Lynn Higgins

Lynn Higgins
Senior Legal Specialist

Enclosure